SECURITIES & EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 2, 2004
                                                        ----------------


                             CENTRAL COAST BANCORP
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                     0-25418                77-0367061
-----------------------------          ----------           ----------------
(State or other jurisdiction)         (Commission file      (I.R.S. Employer
of incorporation or organization)      number)              Identification No.)



301 Main Street, Salinas, California                            93901
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(Address of Principal Executive Offices)                      (Zip Code)

Registrants telephone number including area code:          (831) 422-6642
                                                        --------------------

                                Not Applicable
         -------------------------------------------------------------
        (Former name or former address, if changed since last report).



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Item 5.02(d).  Election of Director, incorporated by reference from Form 8-K, filed with the Commission on October 4, 2004.

(3) At its regular meeting on September 26, 2004,the registrant's Board of Directors ratified the appointment of Director Warren Wayland to the following committees:

Investment/CRA/ALCO
Loan
Marketing (effective 1/1/05)
Audit (effective 1/1/05)




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

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       CENTRAL COAST BANCORP


Date:  December 2, 2004              By: /s/ ROBERT M. STANBERRY
                                       ----------------------------
                                       Robert M. Stanberry, CFO



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